Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.8483%



        Excess Protection Level
          3 Month Average  5.24%
          September, 1998  4.32%
          August, 1998  6.29%
          July, 1998  5.10%


        Cash Yield                                  17.36%


        Investor Charge Offs                        5.18%


        Base Rate                                   7.85%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,219,716,564.43